Events After The Reporting Date	12 Months Ended
Dec. 31, 2020
Events After Reporting Date [Abstract]
EVENTS AFTER THE REPORTING DATE
NOTE 23:-	EVENTS AFTER THE REPORTING DATE

a.	On January 7, 2021, the general meeting of the Company’s shareholders approved the election of Mr. Amnon Ben Shay and Mr. Alon Dayan to serve as external directors of the Company, for a three-year term commencing as of the date of such meeting.

b.	On March 2, 2021, the general meeting of the Company’s shareholders approved amendments to the Company’s Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares and to increase the Company’s share capital to 3,600,000,000 ordinary shares.

c.

On March 4, 2021, the Company completed a private offering with several accredited and institutional investors for gross proceeds of $8,150, providing for the issuance of an aggregate of 1,152,628 units, as follows: (a) 916,316 units at a price of $7.07 per unit, consisting of (i) one ADS of the Company, and (ii) a Series A Warrant to purchase an equal number of units purchased (the “2021 Series A Warrant”) and a Series B Warrant (the “2021 Series B Warrant”) to purchase half the number of units (the “Ordinary Warrants”), and (b) 236,312 pre-funded units at a price of $7.069 per unit, consisting of (i) one pre-funded warrant to purchase one ADS and (ii) one 2021 Series A Warrant and one 2021 Series B Warrant.

The Series A Warrant have an exercise price of $7.07 per ADS and the Series B Warrants have an exercise price of $10.60 per ADS. Both the Series A Warrants and the Series B Warrants are exercisable six months from the date of issuance and will expire five years from the date of issuance.

The offering resulted in gross proceeds to the Company of approximately $8,150.